SUMMARY PROSPECTUS — February 28, 2021

THE Chesapeake Growth Fund (CHCGX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://chesapeakefunds.com/fund-information/the-chesapeake-growth-fund/. You can also get this information at no cost by calling 800-430-3863 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and Statement of Additional Information dated February 28, 2021 are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 800-430-3863 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 800-430-3863. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.11%
Other Expenses[1]	0.71%
Acquired Fund Fees and Expense	0.01%
Total Annual Fund Operating Expenses[2]	1.83%

[1]	“Other Expenses” have been restated to reflect current fees.

[2]

“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$186	$576	$990	$2,148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of The Chesapeake Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities and at least 80% of such assets will be invested in the largest 1,000 companies domiciled in the United States. Generally, all of the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange. Portfolio securities are generally acquired for the long term.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the risk that you may lose money. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Sector Risk. If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Market Segment Risk. Investors are also subject to the risk that the Fund’s market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863 or by visiting www.chesapeakefunds.com.

Annual Total Returns

●	During the period shown in the bar chart, the highest quarterly return was 25.49% (for the quarter ended June 30, 2020).

●	During the period shown in the bar chart, the lowest quarterly return was -19.63% (for the quarter ended September 30, 2011).

Average Annual Total Returns For Periods Ended December 31, 2020:

The table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	24.23%	14.68%	12.55%
Return After Taxes on Distributions	24.23%	14.68%	12.55%
Return After Taxes on Distributions and Sale of Fund Shares	14.35%	11.84%	10.54%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%

MANAGEMENT OF THE FUND

Investment Advisor

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

Portfolio Manager

The Advisor utilizes a team approach to managing the Fund’s portfolio, with W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, being primarily responsible for its day-to-day management. Mr. Gardner co-managed the Fund’s portfolio since its inception in 1994 until 2012 when he became primarily responsible.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500

Subsequent Investments

$500 ($100 for those participating in the automatic investment plan)

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute all or substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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